Exhibit 10.18

CONSENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Consent to Third Amended and Restated Credit Agreement (this “Consent”) is made and entered into as of February 28, 2013, but made effective as of January 20, 2013 (the “Effective Date”), by and among Atlantic Tele-Network, Inc., a Delaware corporation (“Borrower”), each of the subsidiaries of Borrower identified as guarantors on the signature pages hereto (individually, a “Guarantor” and, collectively, the “Guarantors”; and together with Borrower, individually a “Loan Party” and, collectively, the “Loan Parties”), CoBank, ACB, as Administrative Agent (“Administrative Agent”) and each of the financial institutions executing this Agreement and identified as a Lender on the signature pages hereto (the “Lenders”).

RECITALS

WHEREAS, Borrower, the Guarantors, the Administrative Agent, the Lenders and the other Lenders from time to time party thereto, have entered into that certain Third Amended and Restated Credit Agreement dated as of May 18, 2012, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of October 29, 2012 (as so amended, and as the same may be further amended, modified, supplemented, extended or restated, the “Credit Agreement”);

WHEREAS, Borrower and Allied Wireless Communications Corporation, a Delaware corporation (“Allied” and together with Borrower, the “Sellers”) have entered into that certain Purchase Agreement dated as of January 21, 2013 (as amended, restated, modified or supplemented, the “Purchase Agreement”), providing for the sale by the Sellers to AT&T Mobility LLC, a Delaware limited liability company (“Purchaser”) of the domestic retail wireless business operated under the Alltel name by Allied;

WHEREAS, Borrower has requested and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions provided herein, to provide their consent, as of the Effective Date, to the execution and delivery by Borrower and Allied of the Purchase Agreement as more fully described herein; provided that the Administrative Agent and the Lenders are not granting their consent to the closing of the transactions contemplated thereby.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth in this Consent, each of Borrower, the Guarantors, Administrative Agent and the Lenders agree as follows:

SECTION 1. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

SECTION 2. Borrower has advised the Administrative Agent and the Lenders that the Sellers are entering into the Purchase Agreement, which provides for the sale by the Sellers to Purchaser of the domestic retail wireless business operated under the Alltel name by Allied.  Borrower has requested the consent of the Administrative Agent and the Requisite Lenders, to be deemed effective as of the Effective Date hereof, to execute and deliver the Purchase Agreement to the extent the same are not expressly permitted by Subsection 3.13 of the Credit Agreement (the “Requested Consent”).

In reliance on (a) the representations and warranties of Borrower and the Guarantors contained in this Consent and in connection with the request of Borrower for the consents provided herein and (b) subject to the effectiveness of this Consent as described below, each of Administrative Agent and the Lenders party hereto consent, effective as of the Effective Date, to the Requested Consent; provided that the Administrative Agent and the Lenders are not granting their consent to the consummation of the transactions contemplated by the Purchase Agreement, and expressly do not waive the requirements of any other section of the Credit Agreement with respect thereto.

SECTION 3. Each of the Loan Parties hereby represents and warrants to the Lenders as follows:

(A) Each of the Loan Parties has taken all necessary limited liability company, partnership, corporate or other equivalent action to authorize the execution, delivery and performance of this Consent. This Consent, when executed and delivered will be the legally valid and binding obligations of the Loan Parties, enforceable against each such Loan Party, in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debt or relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and general principles of equity.

(B) The execution, delivery and performance by the Loan Parties of this Consent do not and will not, by the passage of time, the giving of notice or otherwise, (A) require any Governmental Approval or violate any Applicable Law relating to the Loan Parties or any of their respective Subsidiaries except as would not reasonably be expected to have a Material Adverse Effect, (B) materially conflict with, result in a material breach of or constitute a material default under the articles of incorporation, bylaws or other organizational documents of the Loan Parties or any of their respective Subsidiaries or any Material Contract to which such Person is a party or by which any of its properties may be bound, (C) conflict with, result in a breach of or constitute a default under any Governmental Approval relating to such Person except as would not reasonably be expected to have a Material Adverse Effect or (D) except as required or permitted under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person.

(C) The representations and warranties of such Loan Party set forth in the Loan Documents are true and correct in all material respects as of the date hereof as if made on the date hereof, except for any representation or warranty limited by its terms to a specific date.

(D) No Event of Default under the Loan Documents has occurred and is continuing as of this date.

SECTION 4. Each of the Loan Parties hereby confirms and agrees that (a) each Security Document is and shall continue to be in full force and effect, and (b) the obligations secured by each such document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement.

SECTION 5. This Agreement shall be effective only upon receipt by Administrative Agent of an execution counterpart hereto signed by Borrower, each Guarantor, and the Requisite Lenders.

SECTION 6. Each of the Guarantors hereby confirms and agrees that (a) its guarantee contained in the Credit Agreement and each Security Document to which it is a party is and shall continue to be in full force and effect, and (b) the obligations guaranteed or secured by each such applicable document include any and all obligations of the Loan Parties to the Secured Parties under the Credit Agreement.

SECTION 7. Borrower agrees to pay to Administrative Agent, on demand, all reasonable outof-pocket costs and expenses incurred by Administrative Agent, including, without limitation, the reasonable fees and expenses of counsel retained by Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Consent and all other instruments and documents contemplated hereby.

SECTION 8. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement.

SECTION 9. This Agreement shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement, including the governing law provisions thereof.

[Signatures Follow on Next Page.]

ATLANTIC TELE-NETWORK, INC.

By:	/s/ Justin D. Benincasa
Name:	Justin Benincasa
Title:	Chief Financial Officer

COMMNET WIRELESS, LLC
COMMNET FOUR CORNERS, LLC
COMMNET MIDWEST, LLC
COMMNET OF ARIZONA, LLC
GILA COUNTY WIRELESS, LLC
EXCOMM, LLC
SOVERNET HOLDING CORPORATION
COMMNET OF NEVADA, LLC
TISDALE TELPHONE COMPANY, LLC
COMMNET OF GEORGIA, LLC
ALLIED WIRELESS COMMUNICATIONS CORPORATION
CHOICE COMMUNICATIONS, LLC
ALLIED WIRELESS COMMUNICATIONS (GA), LLC
ALLIED WIRELESS COMMUNICATIONS (ID), LLC
ALLIED WIRELESS COMMUNICATIONS (IL), LLC
ALLIED WIRELESS COMMUNICATIONS (NC), LLC
ALLIED WIRELESS COMMUNICATIONS (OH), LLC
ALLIED WIRELESS COMMUNICATIONS (SC), LLC
ALLIED WIRELESS OF THE PALMETTO STATE, LLC
COMMNET NEWCO, LLC
COMMNET OF TEXAS, LLC
ESSEXTEL, INC.
SHC-ION, LLC

By:	/s/ Justin D. Benincasa
Name:	Justin Benincasa
Title:	Treasurer

SOVERNET, INC.
NATIONAL MOBILE COMMUNICATIONS CORPORATION

By:	/s/ Justin D. Benincasa
Name:	Justin Benincasa
Title:	Chief Financial Officer

SAL SPECTRUM LLC
By:	Atlantic Tele-Network Inc., its Sole Member

By:	/s/ Justin D. Benincasa
Name:	Justin Benincasa
Title:	Chief Financial Officer

COBANK, ACB,
As Administrative Agent and a Lender

By:	/s/ John Cole
Name:	John Cole
Title:	Vice President

BROWN BROTHERS HARRIMAN & CO.,
as a Lender

By:	/s/ Scott C. Meves
Name:	Scott C. Meves
Title:	Senior Vice President

FIFTH THIRD BANK,
as a Lender

By:	/s/ Christopher J. Heitker
Name:	Christopher J. Heitker
Title:	Assistant Vice President

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Michael Pelletier
Name:	Michael Pelletier
Title:	Vice President

TD BANK, N.A.,
as a Lender

By:	/s/ Alan Garson
Name:	Alan Garson
Title:	Senior Vice President

UNION BANK, N.A.,
as a Lender

By:	/s/ David Hill
Name:	David Hill
Title:	Vice President

AGCHOICE FARM CREDIT, FLCA, as a
Voting Participant pursuant to Subsection
8.1(D) of the Credit Agreement

By:	/s/ Mark F. Kerstetter
Name:	Mark F. Kerstetter
Title:	Vice President

AGCHOICE FARM CREDIT, FLCA, as a
Voting Participant pursuant to Subsection
8.1(D) of the Credit Agreement

By:	/s/ Neal K. Beal
Name:	Neal K. Beal
Title:	Vice President

FARM CREDIT BANK OF TEXAS, as a
Voting Participant pursuant to Subsection
8.1(D) of the Credit Agreement

By:	/s/ Nicholas King
Name:	Nicholas King
Title:	Vice President

UNITED FCS, FLCA DBA FCS
COMMERCIAL FINANCE GROUP, as a
Voting Participant pursuant to Subsection
8.1(D) of the Credit Agreement

By:	/s/ Jeremy Voigts
Name:	Jeremy Voigts
Title:	Vice President

FARM CREDIT SERVICES OF
AMERICA, FLCA, as a Voting Participant
pursuant to Subsection 8.1(D) of the Credit
Agreement

By:	/s/ Ben Fogle
Name:	Ben Fogle
Title:	Vice President

GREENSTONE FARM CREDIT
SERVICES, ACA/FLCA, as a Voting
Participant pursuant to Subsection 8.1(D) of the
Credit Agreement

By:	/s/ Alfred S. Compton, Jr.
Name:	Alfred S. Compton, Jr.
Title:	SVP/Managing Director

NORTHWEST FARM CREDIT
SERVICES, FLCA, as a Voting Participant
pursuant to Subsection 8.1(D) of the Credit
Agreement

By:	/s/ Casey Kinzer
Name:	Casey Kinzer
Title:	Vice President

FARM CREDIT WEST, FLCA, as a Voting
Participant pursuant to Subsection 8.1(D) of the
Credit Agreement

By:	/s/ Ben Madonna
Name:	Ben Madonna
Title:	Vice President

1st FARM CREDIT SERVICES, as a Voting
Participant pursuant to Subsection 8.1(D) of the
Credit Agreement

By:	/s/ Dale A. Richardson
Name:	Dale A. Richardson
Title:	Vice President, Capital Markets Group

FARM CREDIT SERVICES OF MID-
AMERICA, FLCA, now knows as, FARM
CREDIT MID-AMERICA, FLCA, as a
Voting Participant pursuant to Subsection
8.1(D) of the Credit Agreement

By:	/s/ Ralph M. Bowman
Name:	Ralph M. Bowman
Title:	Vice President Capital Markets

BADGERLAND FINANCIAL, FLCA, as a
Voting Participant pursuant to Subsection
8.1(D) of the Credit Agreement

By:	/s/ Kenneth H. Rue
Name:	Kenneth H. Rue
Title:	VP - Capital Markets

FRONTIER FARM CREDIT, ACA, as a
Voting Participant pursuant to Subsection
8.1(D) of the Credit Agreement

By:	/s/ Stuart R. Hays
Name:	Stuart R. Hays
Title:	Vice President

AMERICAN AG CREDIT, FLCA, as a
Voting Participant pursuant to Subsection
8.1(D) of the Credit Agreement

By:	/s/ Bradley K. Leafgren
Name:	Bradley K. Leafgren
Title:	Vice President